UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

INDIE SEMICONDUCTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Journey

Aliso Viejo, California 92656

(Address of principal executive offices, including zip code)

(949) 608-0854

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	INDI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	INDIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230A05 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 and exhibit 99.1 to this Current Report on Form 8-K are hereby incorporated by reference into the registration statement on Form S-4 (No. 333-274632) of the Company and shall serve to supplement the disclosure contained therein, but shall not be incorporated by reference into any other registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 2.02. Results of Operations and Financial Condition.

On October 16, 2023, indie Semiconductor, Inc., a Delaware corporation (the “Company” or “indie”), issued a press release announcing preliminary estimated revenue for the fiscal quarter ended September 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and the information contained in such press release is incorporated herein by reference. The preliminary estimate in the press release is approximate and based on indie’s reasonable estimates and the information available at this time and, because of its preliminary nature, indie has not provided a specific amount.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	indie Semiconductor, Inc. press release, dated October 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023
INDIE SEMICONDUCTOR, INC.

	By:	/s/ Thomas Schiller
	Name:	Thomas Schiller
	Title:	Chief Financial Officer & EVP of Strategy (Principal Financial Officer)

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